Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Exhibit 10.7

AMENDMENT NUMBER 6

Amendment Date: September 1, 2007

To

MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES

Between MICROSOFT LICENSING, GP, A general partnership organized under the laws of: State of Nevada, USA

And PALM, INC. A Corporation of Delaware

Agreement Effective Date: February 1, 2005

MS Agreement Number 5140570011

Effective as of the Amendment Date the indicated portions of the License Agreement are amended as follows:

1. The Minimum Commitment schedule of the agreement is hereby amended and replaced with the attached Minimum Commitment Schedule

2. As of the effective date of this Amendment, the Product and Royalty Schedule for Microsoft® Windows Mobile® 6 is hereby amended and replaced with the attached Product and Royalty Schedule for Microsoft® Windows Mobile® 6.

3. The following terms apply to all Licensed Products licensed by COMPANY under the Product and Royalty Schedule attached to this amendment:

A. Defined Terms.

“Contractors” mean individuals under OEM Parties’ direct supervision and control. Contractors must be engaged to perform services under a contract that includes appropriate non-disclosure and other promises sufficient to satisfy COMPANY’s obligations under all applicable License Agreements. All Contractor services must be performed on COMPANY or COMPANY Subsidiary sites.

“Critical Supplemental Code” means either (i) the Licensed Product could allow the propagation of an internet worm without End User action; or (ii) the Licensed Product could result in the compromise of the confidentiality, integrity, or availability of End Users data or of the integrity or availability of processing resources. The term Supplemental Code includes Critical Supplemental Code.

“Deliverables” has the same meaning as “Licensed Product Deliverables” in the License Agreement.

“Documentation” means the documentation that MS includes with the Deliverables.

“End User” means a licensed customer of Devices.

“Licensed Products” means the MS products identified as licensed in the Product and Royalty Schedules of a License Agreement. Licensed Products include MS Binaries, Sample Code, other software (including Supplemental Code and Updates), COAs, and APM.

“License Terms” or “EULA” means the terms of use or End User License Agreement between COMPANY and an End User. It must include the terms in the License Terms for each Licensed Product posted on the ECE.

“MS Binaries” has the same meaning as “Licensed Product Binaries” in the License Agreement.

“New Devices” means Devices that have not been previously distributed by COMPANY. It also means Device models that have been previously distributed by COMPANY, but must re-pass the MSCORP Compatibility Test as described in the Documentation.

“OEM Parties” means, collectively, COMPANY and any Company Subsidiaries.

“Sample Code” means the software marked as “sample” or delivered in a folder marked “sample” that may be included as a part of the Licensed Product. Sample Code may be in source code or object code format. Sample Code is not “covered software” under MS’ published intellectual protection policy.

B. License Terms.

COMPANY must sublicense rights to use the Licensed Product to each End User by means of License Terms.

(i) The License Terms for each Licensed Product are posted on ECE. COMPANY may use different terms or additional terms, as long as they are no less protective of MS than the License Terms.

(ii) COMPANY or Company Subsidiary must substitute its name for “[OEM]” in the License Terms. COMPANY may substitute the term “[OEM]’s software suppliers” for the term “MS” in the License Terms.

(iii) COMPANY, Company Subsidiaries or Channel must notify each End User before or at the time of purchase that the Device contains software that is subject to the License Terms.

(iv) the End User must agree to the License Terms before using the Device, and

CONFIDENTIAL

31609v4 Amendment to the Microsoft OEM Embedded Operating Systems For Reference Platform Devices

Form 2.8.13

Document Tracking Number: 5146420284-0

(v) COMPANY and Company Subsidiaries must distribute the license terms in a manner that forms a contract binding the End User under applicable law.

(vi) From time to time, MS may update the License Terms for this Licensed Product. Any such updates will be posted on ECE. For each Licensed Product, COMPANY may use any version of the applicable License Terms that has either been an attachment to this License Agreement or posted on ECE during the term of this License Agreement. Certain updates to the License Terms may be required, however, as provided in Section 2 of the License Agreement.

C. Additional Supplemental Code Language.

MS may provide Critical Supplemental Code directly to End Users on behalf of the COMPANY

D. Sample Code.

The Sample Code is licensed “as-is.” OEM Parties (or COMPANY and COMPANY Subsidiaries, as applicable) bear the risk of using it. MS gives no express warranties, guarantees or conditions.

E. Intellectual Property Infringement.

MS’s duty to defend Claims under Section 8 of the License Agreement does not include any Claim arising from the use or distribution of Sample Code.

4. As of the effective date of this Amendment, the Field Upgrade Schedule is hereby deleted and replaced with the attached Field Upgrade Schedule.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT LICENSING, GP	PALM, INC
A general partnership organized under the laws of: State of Nevada, USA	A company organized under the laws of: State of Delaware

/s/ [***]	/s/ [***]
By (Signature)	By (Signature)

[***]	[***]
Name (Printed)	Name (Printed)

Senior Program Manager	SVP, Marketing
Title	Title

September 14, 2007	September 13, 2007
Date	Date

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

MINIMUM COMMITMENT SCHEDULE

First Period of this License Agreement

Date	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
2/25/05	$	[***]	$	[***]
12/31/05	$	[***]	$	[***]
1/31/06	$	[***]	$	[***]
2/28/06	$	[***]	$	[***]
3/31/06	$	[***]	$	[***]
4/30/06	$	[***]	$	[***]
5/31/06	$	[***]	$	[***]
6/30/06	$	[***]	$	[***]
7/31/06	$	[***]	$	[***]
8/31/06	$	[***]	$	[***]
9/30/06	$	[***]	$	[***]
10/31/06	$	[***]	$	[***]
11/30/06	$	[***]	$	[***]
Total First Period Monthly Payments of this License Agreement	$	[***]	$	[***]

Second Period of this License Agreement

	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
12/31/06	$	[***]	$	[***]
1/31/07	$	[***]	$	[***]
2/28/07	$	[***]	$	[***]
3/31/07	$	[***]	$	[***]
4/30/07	$	[***]	$	[***]
5/31/07	$	[***]	$	[***]
6/30/07	$	[***]	$	[***]
7/31/07	$	[***]	$	[***]
8/31/07	$	[***]	$	[***]
9/30/07	$	[***]	$	[***]
10/31/07	$	[***]	$	[***]
11/30/07	$	[***]	$	[***]
Total Second Period Minimum Commitments of the License Agreement	$	[***]	$	[***]

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

Third Period of this License Agreement

	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
12/31/07	$	[***]	$	[***]
1/31/08	$	[***]	$	[***]
2/29/08	$	[***]	$	[***]
3/31/08	$	[***]	$	[***]
4/30/08	$	[***]	$	[***]
5/31/08	$	[***]	$	[***]
6/30/08	$	[***]	$	[***]
7/31/08	$	[***]	$	[***]
8/31/08	$	[***]	$	[***]
9/30/08	$	[***]	$	[***]
10/31/08	$	[***]	$	[***]
11/30/08	$	[***]	$	[***]
Total Third Period Minimum Commitment of the License Agreement	$	[***]	$	[***]

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

PRODUCT AND ROYALTY SCHEDULE

MICROSOFT® WINDOWS MOBILE® 6

PRODUCT TABLE

Product Name and Version*	Licensable Part Number	Applicable Additional Provisions	Royalty**
Windows Mobile® 6, Standard, Far East Languages	4NN-00002	(2138), (2139), (2140), (2151), (2153), (2350), (2822), (2840)

Windows Mobile® 6, Standard, Western Languages	4NN-00004	(2138), (2140), (2151), (2153), (2350), (2822), (2840)

Windows Mobile® 6 Standard, Far East Languages, with Microsoft® Office Mobile 6	4NN-00031	(2138), (2139), (2140), (2151), (2153), (2350), (2822), (2840)	US$[***]

Windows Mobile® 6 Standard, Western Languages, with Microsoft® Office Mobile 6	4NN-00032	(2138), (2140), (2151), (2153), (2350), (2822), (2840)	US$[***]

Windows Mobile® 6, Professional, Multilanguage	4NO-00002	(2138), (2139), (2140), (2151), (2153), (2350), (2822), (2840)	US$[***]

Windows Mobile® 6, Classic, Multilanguage	4NP-00002	(2138), (2139), (2140), (2151), (2153), (2822), (2840)

Microsoft® Office Mobile 6 for Windows Mobile® 6 Standard	BRE-00015	(2139), (2822)

Microsoft® Office Mobile 6 for Windows Mobile® 6 Professional	BRE-00017	(2139), (2822)	US$[***]

Microsoft® Office Mobile 6 for Windows Mobile® 6 Classic	BRE-00016	(2139), (2822)

Microsoft® IP Telephony for Windows Mobile® 6	4PC-00001	(2139), (2822)	US$[***]

Microsoft® Voice Command 1.6 for Windows Mobile®	T67-00055	(2139), (2161), (2183), (2184), (2822)	US$[***]

Microsoft® Remote Desktop Mobile 6 for Windows Mobile® 6	4PB-00001	(2139), (2822)	US$[***]

Windows Mobile® 6, Standard, Far East Languages, UPGRADE	4NN-00001	(2138), (2139), (2140), (2153), (2350), (2351), (2822), (2840)

Windows Mobile® 6, Standard, Western Languages, UPGRADE	4NN-00003	(2138), (2140), (2153), (2350), (2351), (2922), (2840)

Windows Mobile® 6, Professional, Multilanguage, with Microsoft® Office Mobile 6 and Microsoft® Remote Desktop Mobile 6, UPGRADE	4NO-00001	(2138), (2139), (2140), (2151), (2153), (2350), (2351), (2822), (2840)	US$[***]

Windows Mobile® 6, Classic, Multilanguage, with Microsoft® Office Mobile 6 and Microsoft® Remote Desktop Mobile 6, UPGRADE	4NP-00001	(2138), (2139), (2140), (2151), (2153), (2351), (2822), (2840)

Windows Mobile® 6 Professional, Multilanguage, with Microsoft® Office Mobile 6 and Microsoft Remote Desktop Mobile 6, Promotional UPGRADE	4NO-00010	(2138), (2139), (2140), (2151), (2153), (2350), (2351), (2822), (2840), (2898)	US$[***]

Windows Mobile® 6 Standard ODSI 1	4NN-00035	(2138), (2139), (2919)	US$[***]

*	Language versions are licensed only on an if and as available basis.

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

Far East Languages include Chinese Simplified, Chinese Traditional, Japanese, Korean, and English.

Western Languages include Brazilian, Czech, Danish, Dutch, English, Finnish, French, German, Greek, Hungarian, Italian, Norwegian, Polish, Portuguese, Romanian, Russian, Slovak, Spanish, Swedish and Turkish.

**	A Licensed Product is not licensed hereunder unless royalty rates are indicated in the Licensed Product table.

ADDITIONAL PROVISIONS KEY

The following provisions (each, an “Additional Provision” or “AP”) apply to the Licensed Products as indicated above. The APs apply in addition to the terms of the License Agreement. Capitalized terms used below and not otherwise defined have the meaning set forth in the General Terms and Conditions of this License Agreement. The APs supersede any inconsistent terms in the General Terms and Conditions of the License Agreement.

(2138) In addition to Section 7(a) of the General Terms and Conditions, COMPANY shall enter into a Microsoft Premier Support Agreement in conjunction with this License Agreement, or shall demonstrate to MS that COMPANY has obtained or arranged an equivalent level of support independently.

(2139) Chinese Language Versions Restrictions. Notwithstanding anything in this License Agreement to the contrary, this Licensed Product shall be subject to the following distribution limitations:

(a)(i) The Simplified Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of Taiwan; and

(ii) The Traditional Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of the People’s Republic of China (with the exception of Hong Kong and Macao).

(b) COMPANY shall advise its Channel of such distribution limitations. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against all damages, costs and attorneys’ fees arising from claims or demands resulting from COMPANY’s failure to advise its Channel of such distribution limitations subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2139 (b) (iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of he claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

(2140) COMPANY’s Companion CD.

(a) For purposes of this License Agreement, COMPANY is hereby licensed to use the MS Companion CD to create a distributable CD (“COMPANY’s Companion CD”), in accordance with the Licensed Product Deliverables documentation. In addition to the MS Companion CD contents, COMPANY shall add the following to COMPANY’s Companion CD: (i) COMPANY’s logo; and (ii) non-Microsoft software owned or licensed by COMPANY that COMPANY chooses to include on COMPANY’s Companion CD (“COMPANY Software”).

(b) The grant in this Additional Provision is subject to the conditions that (i) COMPANY owns or maintains effective licenses for the COMPANY Software and (ii) COMPANY contractually obligates its Channel to Section 2(b) of this License Agreement.

(c) In creating COMPANY’s Companion CD, COMPANY shall transfer all files from MS Companion CD to COMPANY’s Companion CD, and may not modify, obscure or omit any files contained on the MS Companion CD, except as expressly authorized by the Licensed Product Deliverables documentation.

(d) COMPANY may not transfer or copy any files contained on the MS Companion CD to any media other than COMPANY’s Companion CD; however, COMPANY or COMPANY Subsidiaries’ support websites may include links to relevant Microsoft hosted download sites.

(e) COMPANY may not engage an AR to replicate COMPANY’s Companion CD until COMPANY receives notice from MS that COMPANY’s Companion CD has passed the MSCORP Compatibility Test as outlined in the Licensed Product Deliverables.

(f) If COMPANY engages an AR to replicate COMPANY’s Companion CD before COMPANY receives such MS approval, neither MS nor its Suppliers shall be responsible for any costs or damages incurred by COMPANY (including, without limitation, costs or damages incurred if MS requires changes to COMPANY’s Companion CD).

(g) COMPANY shall distribute COMPANY’s Companion CD (i) in the form and packaging as received from the AR and (ii) only in the Device packaging. Notwithstanding AP 2140(g)(ii), COMPANY or COMPANY’s authorized service representative may distribute a replacement COMPANY’s Companion CD separate from the Device if each of the following are satisfied: (1) such replacement COMPANY’s Companion CD is provided to a Device End User for support purposes (e.g. the COMPANY’s Companion CD was lost or destroyed by the Device End User); (2) COMPANY shall use commercially reasonable efforts to authenticate the Device End User prior to distributing the replacement COMPANY’s Companion CD: (3) such replacement COMPANY’s Companion CD shall be distributed directly from the COMPANY or COMPANY’s authorized service representative to the Device End User and not distributed through the Channel; and (4) no more than 2 replacement COMPANY’s Companion CD’s may be distributed to the same Device End User.

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

(h) COMPANY hereby agrees that it owns all right, title and interest in, or has all necessary rights to authorize the AR to replicate, the COMPANY Software. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against any and all third party claims or demands, or any other liability or damages whatsoever arising out of or related to the replication, licensing, distribution, or use of the COMPANY Software subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2140h(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

(2151) (a) The Licensed Product Deliverables includes sample code located at: %_WINCEROOT%\PUBLIC\COMMON\OAK\DRIVERS\BLUETOOTH\SAMPLE (collectively, “Bluetooth Sample Code”). Prior to distribution of the Bluetooth Sample Code with an Image on a Device, COMPANY shall pass the Bluetooth Tests (defined below). “Bluetooth Tests” means a standard series of tests, as amended from time to time, to determine compliance with the Bluetooth certification process described at [***] or such other location that may be designated from time to time.

(b) NOTWITHSTANDING ANYTHING TO CONTRARY IN THIS LICENSE AGREEMENT, THE BLUETOOTH SAMPLE CODE IS PROVIDED “AS IS” AND WITH ALL FAULTS. THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE, NONINFRINGEMENT, ACCURACY, AND EFFORT IS WITH COMPANY. WITH RESPECT TO THE BLUETOOTH SAMPLE CODE, MS, MSCORP AND THEIR SUPPLIERS SPECIFICALLY DISCLAIM ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES OTHERWISE SET FORTH IN THE LICENSE AGREEMENT, ANY IMPLIED WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, AND ANY WARRANTY THAT THE BLUETOOTH SAMPLE CODE OR ANY IMAGE INCLUDING THE BLUETOOTH SAMPLE CODE WILL OPERATE PROPERLY ON ANY DEVICES. MS, MSCORP, AND THEIR SUPPLIERS ALSO DISCLAIM ANY COMMON-LAW DUTIES RELATING TO ACCURACY OR LACK OF NEGLIGENCE. THERE IS NO WARRANTY AGAINST INTERFERENCE WITH COMPANY’S ENJOYMENT OF THE BLUETOOTH SAMPLE CODE OR AGAINST INFRINGEMENT.

(2153) COMPANY shall advise the End User which language versions of Licensed Product that have been preinstalled on the Device.

(2161) COMPANY is not licensed to distribute, license or put in use the Speech Applications Programming Interface (“SAPI”) other than for operation of the Licensed Product.

(2183) The Licensed Product features designed to invoke phone functions such as voice-activated dialing are only enabled on Devices running the phone edition of Microsoft® Windows Mobile® 6, Professional and Microsoft® Windows Mobile® 6, Standard.

Such features may not invoke phone functions on devices that (a) do not run the phone edition of Microsoft® Windows Mobile® Software for Pocket PC and Microsoft® Windows Mobile® Software for Smartphone and/or (b) utilize third party hardware or software to provide telephony features and functionality.

(2184) COMPANY may distribute the corresponding language version of the Licensed Product for each language version of Microsoft® Windows Mobile® that is installed on the Device.

(2350) COMPANY and MS agree that the following provisions shall apply with respect to this Licensed Product:

(a) COMPANY or Mobile Operators shall be responsible for compliance with all applicable telecommunications laws and regulations relating to the Devices. COMPANY shall indemnify, defend and hold MS and its Suppliers harmless with respect to any damages, losses, complaints, suits or fines resulting from COMPANY’s or any Mobile Operator’s failure to obtain or maintain any required permit, approval, license or certification or failure to comply with any regulation, statute, order or decree applicable to the Devices subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2350a(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

(b) Between the parties, COMPANY shall be solely responsible for all negotiations, agreements, tests, and other required actions with Mobile Operators with respect to the use of the Devices on such Mobile Operator’s network.

(c) COMPANY acknowledges and agrees that MS may independently negotiate marketing and other arrangements with Mobile Operators, retailers, distributors, and/or other Channel members supporting the Devices, provided that such arrangements shall not modify existing obligations of or impose additional obligations upon COMPANY or involve the usage of COMPANY’s logos or trademarks without the written approval of COMPANY which shall not be unreasonably withheld provided that any usage of COMPANY’s trademarks, logos, or product images shall be pursuant to the terms of a signed written agreement between the parties.

(d) COMPANY shall:

(i) contractually prohibit Mobile Operators from removing, modifying or suppressing any part of the Image, except as otherwise permitted by the Licensed Product Deliverables. Notwithstanding the foregoing, COMPANY may provide Mobile Operators with Supplemental Code and Updates, for distribution by such Mobile Operators to End Users on external media only, after passing applicable testing with respect to the updated Image; and

(ii) use commercially reasonable efforts to contractually prohibit Mobile Operations from configuring any programs (including without limitation any default “Today pages”, “shells”, “screen savers”), “wizards” or other content to be enabled, run or initialized automatically (i.e., without requiring a deliberate act of the End User) from an icon, URL, or folder on the UI Screen or the Desktop Screen or otherwise. By way of example only, and without limiting the generality of the foregoing, Mobile Operators must agree that it shall not populate with any programs or other content the Licensed Product software “Start-up” directory, initialization or other files in any manner which will cause any program or content to run or load automatically upon power on, except for device drivers necessary to support preinstalled or preconfigured hardware devices (e.g., LCD panels, keyboards, etc.). This provision applies to New Devices launched after the Amendment Date.

(e)(i) MS shall have no responsibility hereunder to provide support services to any Mobile Operator or any End User of the Devices. MS may make available support service agreements to Mobile Operators or End Users, with respect to the Device(s) and/or similar devices of other manufacturers incorporating the Licensed Product; and

(ii) COMPANY shall provide or shall ensure that the applicable Mobile Operator provides support services to End Users of the Device.

(f) MS makes no representation or warranty that Devices operated with the Licensed Product will be compatible with the network structure of any particular Mobile Operator.

(2351) COMPANY must have in effect a Field Upgrade Schedule to the License Agreement prior to distributing this Licensed Product. COMPANY must report distribution and pay the royalty for this Licensed Product as set forth in the License Agreement and the Field Upgrade Schedule.

(2822) Standards.

(a) For the purposes of this Licensed Product, the definition of “Standards” means telecom and CODEC standards (including any successors or derivatives) as well as any rights offered by patent pool licensing agencies such as MPEGLA, VIA Licensing and HDMI Licensing.

Examples include, without limitation:

•	Global System for Mobile (Communications) (GSM)

•	General Packet Radio Services (GPRS)

•	Code Division Multiple Access (CDMA)

•	Single Carrier Radio Transmission Technology (CDMA/1xRTT)

•	MPEG (audio and video)

MS may update this list for COMPANY’s reference purposes on the ECE.

(b) COMPANY agrees that MS has not granted to COMPANY under this License Agreement any necessary patent and other intellectual property of third parties with respect to Standards.

(c) COMPANY agrees that MS has not granted to COMPANY under this License Agreement any necessary patent and other intellectual property licenses with respect to patent pools in which MS or MSCORP participates now or in the future.

(d) For this Licensed Product, MS’s duty to defend patent Claims does not include patents that are alleged to be infringed by or essential to an implementation of a Standard.

(2840) MS COMPANION CD contains Microsoft® Office Outlook® 2007 Trial, COMPANY may choose to:

(a) Include the Outlook 2007 Trial on the COMPANY Companion CD;

(b) Include a link to the Outlook 2007 Trial download website designated in the Deliverables; or

(c) Not include Outlook 2007 Trial.

(2898)

a. For this Licensed Product, the following additional definition applies:

“Eligible Device” means Devices that were distributed by COMPANY prior to November 30, 2007 with a Windows Mobile 5.0 Licensed Product.

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

b. To be eligible to report upgrades with this promotional Licensed Product, COMPANY must do all of the following by November 30, 2007:

i. Stop distributing the Eligible Devices with the Windows Mobile 5.0 Licensed Product.

ii. Start distributing a successor version of the Eligible Device with a Windows Mobile 6 Licensed Product and report and pay the applicable royalty for the Licensed Product on the successor Eligible Device. For clarity, other than the use of Windows Mobile 6 as the Licensed Product, the successor version of the Eligible Devices will be substantially the same such as have the same:

•	Model name

•	Model number, and

•	Mobile Operator or non-mobile operator Channel

iii. Make available to End Users, upgrades for the Eligible Devices with this Licensed Product. Despite language to the contrary in the License Agreement, these upgrades can only be made available on COMPANY’s website. All other terms related to upgrades apply.

c. In addition, COMPANY agrees:

i. That COMPANY will not charge End Users for the upgrades other than the reasonable costs of handling and shipping. For clarity, if COMPANY elects to charge more, COMPANY is not eligible to report under this promotional Licensed Product, but can report and pay royalties on the applicable Licensed Product.

ii. To report units of this Licensed Product as provided in the License Agreement.

iii. To send an additional Report in form provided below by email to Microsoft Account Manager on a monthly basis with respect to the Upgrades on Eligible Devices. Section (j) of the Field Upgrade Schedule does not apply to Upgrades on Eligible Devices.

d. COMPANY’s license to distribute the Upgrade on Eligible Devices expires on the sooner of the Expiration Date of the License Agreement or October 31st, 2008.

e. Section (h)(iii)(E) of the Field Upgrade Schedule does not apply to Upgrades on Eligible Devices.

Windows Mobile 6 Upgrade Incentive Program

DEVICE TABLE

Total # of Upgrades during the month of _________:
Model Name/Model Number	Website (where upgrade is posted)	Mobile Operator (if a non-mobile operator device model please note)	4NO-00010

(2919) Limited Distribution

This Licensed Product may only be used on Devices approved by Mobile Operator. OEM must report both the Windows Mobile 6 Standard ODSI and the Windows Mobile 6 Standard licensables per the Sales Out Reporting Guidelines.

DEVICES

Devices are described in the table below. Each listed Device must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY’s books and records) and externally (on the Device and packaging).

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

At COMPANY’s option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., “Jaguar model line”, “Jaguar Pro series”, “Jaguar Pro 750 model line”, “Jaguar Pro 950 series”, etc.). Devices defined by model line or series shall include all present models which include the designated model line or series name, (e.g., “Jaguar Pro model line” includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; “Jaguar series” includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; “Jaguar Pro 950 series” includes Jaguar Pro 950, Jaguar Pro 955, etc.).

COMPANY may elect to include as Device(s) new models which comply with all of the terms and conditions of this License Agreement by notifying MS of any such new model(s) when COMPANY submits its royalty report for the reporting period in which each such new model is first distributed with Licensed Product. Any new model in a licensed model line or series which is not included in a Notice to Add Devices (and is thus not licensed for the applicable Licensed Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Device.

Product Number Key: Please refer to the Licensable Part Number in the Product Table above.

A product is not licensed for distribution with a listed Device, unless the product box for such product in the Device table below is marked with a “C”.

DEVICE TABLE

Model Name/Model Number	4NO-00002	4NO-00001	BRE-00017	4PC-00001	T67-00055	4PB-00001	4NO-00010
Treo Series	C	C	C	C	C	C	C

Model Name/Model Number	4NN-00031	4NN-00032	4NN-00035
Treo Series	C	C	C

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name/Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Device and in COMPANY’s internal books and records).

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

FIELD UPGRADE SCHEDULE

(a) Additional Definitions.

For purposes of this Field Upgrade Schedule:

“Existing Image” means an Image that includes a prior version of the MS Binaries.

“Field System” means a Device that has been distributed to an End User and that contains an Existing Image.

“Field Upgrade Image” means an Image COMPANY or a COMPANY Subsidiary distributes to End Users of Field Systems.

(b) Purpose of this Schedule.

MS grants OEM Parties the right to copy and distribute Field Upgrade Images to End Users for replacing existing software on certain Devices if all of the conditions below are, and remain, satisfied.

(c) Existing License.

COMPANY must be licensed under a License Agreement for the Licensed Product that COMPANY desires to distribute under this Field Upgrade Schedule.

(d) Design.

(i) OEM Parties shall ensure that the Field Upgrade Image is useable only on the applicable Field System. Before the End User can use the Field Upgrade Image, OEM Parties shall ensure that a commercially reasonable authentication of the Field System is performed. The parties agree that the collection of a serial number as a condition of download would be deemed a commercially reasonable authentication for purposes of this Section.

(ii) When installed, the Field Upgrade Image will completely replace the Existing Image (End User data and/or End User configuration settings may remain intact). The Field Upgrade Image will erase or permanently disable the Existing Image.

(e) Packaging.

OEM Parties shall comply with the Media Guidelines for the labels and packaging of the Field Upgrade Image media. OEM Parties shall distribute one COA affixed to the external media packaging of each copy of a Field Upgrade Image. However, COAs are not needed for:

(i) Copies of Field Upgrade Images placed in use on additional units of the same model of Field System over an End User’s network as described in this Schedule.

(ii) Copies of Field Upgrade Images downloaded as described in this Schedule.

(iii) Copies of Field Upgrade Images for Licensed Products that do not require COAs.

(f) Separate Pricing.

Notwithstanding anything to the contrary contained in Section 2 of this License Agreement, OEM Parties may advertise, provide a separate price for, or otherwise market the Field Upgrade Image separately from a Device.

(g) Copying.

OEM Parties can make copies of the Field Upgrade Image (A) on OEM Parties’ premises with OEM Parties’ employees or Contractors; or (B) via an AR.

(h) Distribution.

(i) OEM Parties may distribute one Field Upgrade Image to each End User of a Field System only to upgrade the End User’s Field System. Field Upgrade Images may be distributed in object code form either (A) on external media; or (B) via OEM Parties’ restricted access website as a download.

(ii) Multiple Units. Some End Users may have more than one unit of the same Field System with the same Existing Image. Such End Users may use one copy of the Field Upgrade Image for all these units. (e.g., the Field Upgrade Image may be installed on the End User’s internal network or external media and used as described in this section.)

OEM Parties shall advise such End Users that the Field Upgrade Image may only be installed onto additional units of the same model of Field System only on the quantity of Field System units originally purchased directly from Company or a Company Subsidiary or indirectly from Company or a Company Subsidiary through the Channel.

(iii) Downloads. OEM Parties may distribute Field Upgrade Images for this Licensed Product via COMPANY’s website as a download if all of the following conditions are satisfied:

(A) OEM Parties must make the Field Upgrade Image available only on the “customer support” section of their websites or on a section that provides similar downloads.

(B) OEM Parties shall clearly state the purpose of the Field Upgrade Images and the Field System on which End Users may use the Field Upgrade Images.

(C) If the Licensed Product requires License Terms, then OEM Parties shall ensure that the End User must perform a “click accept” of the following statement before accessing the Field Upgrade Image: “This software is subject to the terms and conditions of the accompanying End User license terms. This software is provided only for use with, and for licensed End User of, the <Name and Model of the Device>. Any other use of this software is strictly prohibited and may subject you to legal action.”

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

(D) OEM Parties shall ensure the Field Upgrade Image will not download until a commercially reasonable authentication process of the Field System is performed.

(E) OEM Parties shall provide each End User with an electronic or hardcopy invoice as proof of purchase for each downloaded copy of the Field Upgrade Image.

(F) OEM Parties must maintain accurate records of the number of Field Upgrade Images distributed and serial numbers of Field Systems on which such Field Upgrade Images were installed. COMPANY shall provide copies of such records to MS upon request.

(i) Sublicenses and End User Notices.

(i) OEM Parties shall use License Terms to license the End User to use the Field Upgrade Image.

(ii) OEM Parties will require their End Users to keep the Field Upgrade Image if originally delivered on separate media. Once a Field Upgrade Image is installed, the End User may use the Field Upgrade Image on its original media as a Recovery Image. OEM Parties shall establish a commercially reasonable procedure to assure the return or destruction of any replaced Recovery Image media

(j) Records, Reporting, and Payments.

(i) OEM Parties shall list the Field Systems on the Device Table of the applicable Product and Royalty Schedule.

(ii) COMPANY shall report the number of Field Upgrade Images separately on its sales-out or royalty report to MS. Field Upgrade Images to be reported include those (i) distributed by COMPANY or as otherwise authorized in this Schedule or (ii) placed in use by an End User over its network as described in this Schedule.

(iii) COMPANY shall pay the applicable Licensed Product royalty in the License Agreement for each copy of Licensed Product distributed as a component of the Field Upgrade Image, placed in use by an End User over its network as described above.

(k) Migration Rights.

(i) Permitted Migration Paths. Final Software must be a successor version of the Prior Software. Additional permitted migration paths are listed on the ECE.

(ii) Under no circumstances can either the Prior Software or the Final Software reach its MS determined end of life distribution date before OEM Parties distribute either Licensed Product.

(iii) COMPANY may not continue to ship Migration Systems with an Image based on an earlier release of the Prior Software after MS has provided required Supplemental Code for the Prior Software.

(iv) If OEM Parties satisfy each of the following additional terms and conditions, then upon written request of an End User, OEM Parties may do any of the following (each a “Migration System”):

(A) Distribute Devices to that End User that contain an Image containing the “Prior Software” on a temporary basis and to then upgrade those Devices with an Image containing the “Final Software”.

(B) Distribute Devices to that End User that contain an Image containing the Final Software, migrate those Devices on a temporary basis to an Image containing the “Prior Software”, and then to upgrade those Devices back to an Image containing the Final Software.

(v) COMPANY must have in effect a Product and Royalty Schedule for both the Prior Software and the Final Software.

(vi) OEM Parties shall distribute a COA (and any APM) for the Final Software affixed to the Migration System in accordance with Section 2 of this License Agreement.

(vii) OEM Parties shall distribute both a Recovery Image containing the Final Software (“Final Software Image”) and a Recovery Image containing the Prior Software (“Prior Software Image”). OEM Parties shall distribute Final Software Images either on external media or via OEM Parties’ website as a download in accordance with the terms and conditions of the License Agreement. OEM Parties may only distribute the Prior Software Image on the Device, either on a separate partition or a separate hard disk drive on the Device.

(viii) For all new Migration Systems, OEM Parties shall install the Prior Software or the Final Software (as applicable) as part of an Image on the Migration Systems only on OEM Parties’ premises by OEM Parties’ employees or Contractors.

(ix) OEM Parties shall establish a commercially reasonable procedure to ensure its End Users do not concurrently use both the Final Software and the Prior Software on the Migration System.

(x) Upon End User’s request, OEM Parties shall upgrade the Migration System by installing the Final Software Image. Only End User or OEM Parties or Service Representatives of either may install the Final Software Image on the End User’s Migration Systems. End User may install the Final Software Image via the End User’s internal network. If OEM Parties elect to provide the End User with only a single copy of the Final Software Image on external media for installation on more than one Migration System as set forth above, OEM Parties shall advise the End User that the Final Software Image may only be installed onto additional units of the same model of Migration System.

(xi) OEM Parties shall require the End User to destroy the Prior Software Image and to erase any and all system copies of the Prior Software after the installation of the Final Software Image on the Migration System.

(xii) OEM Parties shall distribute License Terms for the Final Software with the Migration System and include the following, additional terms in the “Grant of Software License” section:

“Use of Previous Version of the Licensed Product. If the Certificate of Authenticity that accompanies the DEVICE identifies the SOFTWARE as Microsoft® Windows® <name of Final Software> (the “Final Software”), then in lieu of using Final Software, you may request that [OEM Parties] install [[or, if agreed, in writing, with [OEM Parties] you may install yourself]], and may temporarily use, Microsoft® Windows® <name and version of Prior Software> (the “Prior Software”) on the DEVICE, provided: (1) the Prior Software is deemed “SOFTWARE” for

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0

the purposes of these License Terms and use of the Prior Software shall be in compliance with all the terms of these License Terms; (2) you do not simultaneously use both versions of the SOFTWARE on the DEVICE; (3) you do not loan, rent, lease, lend or otherwise transfer the CD or back-up copy of either version of the SOFTWARE to another end user, except as otherwise provided in the transfer provisions of these License Terms; (4) [[unless otherwise agreed with [OEM Parties]]], you allow only [OEM Parties] perform the upgrade from the Prior Software to the Final Software; and (5) upon upgrading to the Final Software you destroy the media version of the Recovery Image of the Prior Software and erase any and all system copies of the Prior Software.”

(xiii) COMPANY shall pay MS the royalty rate set forth in the Product and Royalty Schedule for the Final Software. Other than the royalty described above, no additional royalty will accrue under the License Agreement for use of the Prior Software on the Migration Systems, provided OEM Parties comply with the License Agreement.

CONFIDENTIAL

Amendment # 6 dated September 1, 2007 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 1, 2005

Document Tracking Number: 5146420284-0